UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2025

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11211 Katy Freeway, Suite 309
Houston, Texas, 77079
Registrant's telephone number, including area code: (713) 400 1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of John Ostroot

On May 31, 2025, John Ostroot provided Hartman vREIT XXI, Inc. (the "Company") with notice of his resignation from the Company's board of directors (the "Board"), effective May 31, 2025. Mr. Ostroot's resignation from the Board is due to his desire to retire from corporate duties, and is not the result of any disagreement with the Company or its Board, or any matter relating to the Company's operations, policies, or practices. Mr. Ostroot sat on the Board's Audit Committee at the time of Mr. Ostroot's resignation.

Appointment of Jeffrey L. McFerrin

On May 31, 2025, Jeffrey L. McFerrin was appointed by the Board to serve as an independent director in the wake of John Ostroot's resignation from the Board.

Mr. McFerrin, age 55, began serving as as an independent director of the Board in 2025. Mr. McFerrin is currently director and owner of Singapore-based Chemical Specialties Pte. Ltd., founded in 2006. Chemical Specialties is a contract manufacturer for the reaction, or distillation, and/or blending of products for the Asian market. Prior to that, Mr. McFerrin was at a family owned chemical business from 1992 until the business sold to private equity in 2012 with Mr. McFerrin serving as President until 2015. In 2021, Mr. McFerrin assisted family-owned South Coast Terminals in Houston, Texas in its sale to private equity.

In addition, Mr. McFerrin oversees various investments including oil and gas drilling operations. Mr. McFerrin has gained experience in M&A, both high growth and quick economy downturn issues, overseeing financials, overseas banking, dealing with federal, state, and local agencies, corporate legal issues, estate planning, negotiating contracts, tax planning, and real estate investments through his various roles. Mr. McFerrin has overseen the divestment of several personal and family-owned businesses in recent years.

Mr. McFerrin serves as a trustee for various family trusts and a charitable foundation. Mr. McFerrin also serves on the Advisory Board for the Texas A&M Chemical Engineering Department, where he graduated with a Bachelor of Science in 1992, and was named a Distinguished Alumni in 2018.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number Exhibit Description
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: July 7, 2025	By:	/s/ Allen R. Hartman
Allen R. Hartman
Chief Executive Officer & Chief Financial Officer

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